NEITHER  THIS  SECURITY  NOR  THE  SECURITIES  FOR  WHICH  THIS  SECURITY  IS

EXERCISABLE  HAVE  BEEN  REGISTERED  WITH  THE  UNITED  STATES  SECURITIES

AND  EXCHANGE  COMMISSION  OR  THE  SECURITIES  COMMISSION  OF  ANY  STATE

IN    RELIANCE    UPON    AN    EXEMPTION    FROM    REGISTRATION    UNDER    THE

SECURITIES    ACT    OF    1933,    AS    AMENDED    (THE    “SECURITIES    ACT”),    AND,

ACCORDINGLY,   MAY   NOT   BE   OFFERED   OR   SOLD   EXCEPT   PURSUANT   TO   AN

EFFECTIVE    REGISTRATION    STATEMENT    UNDER    THE    SECURITIES    ACT    OR

PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT

SUBJECT  TO,  THE  REGISTRATION  REQUIREMENTS  OF  THE  SECURITIES  ACT  AND

IN  ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS.   THIS  SECURITY

AND  THE  SECURITIES  ISSUABLE  UPON  EXERCISE  OF  THIS  SECURITY  MAY  BE

PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR  OTHER

LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

PARALLAX HEALTH SCIENCES, INC.

Warrant Shares: 1,300,000

Initial Exercise Date: March 18, 2019

THIS  COMMON  STOCK  PURCHASE  WARRANT  (the  “Warrant”)  certifies that,  for  value  received,  Harbor  Gates  Capital,  LLC,  a  Wyoming  corporation,  or  its  assigns  (the

“Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter  set  forth,  at  any  time  on  or  after  the  date  hereof  (the  “Initial  Exercise  Date”)  and  on or  prior  to  5  PM  New  York  City  Time  on  March  18,  2024  (the  “Termination  Date”)  but  not

thereafter,   to   subscribe   for   and   purchase   from   Parallax   Health   Sciences,   Inc.,   a   Nevada

corporation  (the  “Company”),  up  to  1,300,000  shares  (as  subject  to  adjustment  hereunder,  the

“Warrant  Shares”)  of  Common  Stock.    The  purchase  price  of  one  share  of  Common  Stock

under this Warrant shall be equal to the Exercise Price, as defined in Section 1.00(b).

Section 1.00    Exercise.

a)

Exercise  of  Warrant.   Exercise  of  the  purchase  rights  represented  by  this

Warrant  may  be  made,  in  whole  or  in  part,  at  any  time  or  times  on  or  after  the  Initial

Exercise  Date  and  on  or  before  the  Termination  Date  by  delivery  to  the  Company  (or such  other  office  or  agency  of  the  Company  as  it  may  designate  by  notice  in  writing  to

the   registered   Holder   at   the   address   of   the   Holder   appearing   on   the   books   of   the

Company)  of  a  duly  executed  facsimile  copy  (or  e-mail  attachment)  of  the  Notice  of

Exercise  in  the  form  annexed  hereto  and  within  five  (5)  Trading  Days  of  the  date  said

Notice  of  Exercise  is  delivered  to  the  Company,  the  Company  shall  have  received payment  of  the  aggregate  Exercise  Price  of  the  shares  thereby  purchased  by  wire  transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 1.00(c) below. No ink-original Notice of Exercise shall  be  required,  nor  shall  any  medallion  guarantee  (or  other  type  of  guarantee  or

notarization)  of  any  Notice  of  Exercise  form  be  required.    Notwithstanding  anything

herein  to  the  contrary,  the  Holder  shall  not  be  required  to  physically  surrender  this

Warrant  to  the  Company  until  the  Holder  has  purchased  all  of  the  Warrant  Shares available  hereunder and the  Warrant has  been  exercised  in  full, in which case, the Holder shall  surrender  this  Warrant  to  the  Company  for  cancellation  within  five  (5)  Trading

Days  of  the  date  the  final  Notice  of  Exercise  is  delivered  to  the  Company.  Partial exercises  of  this  Warrant  resulting  in  purchases  of  a  portion  of  the  total  number  of

Warrant  Shares  available  hereunder  shall  have  the  effect  of  lowering  the  outstanding number  of  Warrant  Shares  purchasable  hereunder  in  an  amount  equal  to  the  applicable

number  of  Warrant  Shares  purchased.    The  Holder  and  the  Company  shall  maintain

records showing the number of Warrant Shares purchased and the date of such purchases.

The  Company  shall  deliver  any  objection  to  any  Notice  of  Exercise  within  one  (1)

Business  Day  of  receipt  of  such  notice.   The  Holder  and  any  assignee,  by  acceptance

of  this  Warrant,  acknowledge  and  agree  that,  by  reason  of  the  provisions  of  this paragraph,  following  the  purchase  of  a  portion  of  the  Warrant  Shares  hereunder,

the  number  of  Warrant  Shares  available  for  purchase  hereunder  at  any  given  time may be less than the amount stated on the face hereof.

b)

Exercise  Price.   The  exercise  price  per  share  of  the  Common  Stock  under this  Warrant  shall  initially  be  $0.20,  subject  to  adjustment  hereunder  (the  “Exercise

Price”).

c)

Cashless  Exercise.   If  at  any  time  after  the  six  month  anniversary  of  the

Initial  Exercise  Date,  there  is  no  effective  Registration  Statement  registering,  or  no current  prospectus  available  for,  the  resale  of  the  Warrant  Shares  by  the  Holder, then  this

Warrant  may  only  be  exercised,  in  whole  or  in  part,  at  such  time  by  means  of  a  “cashless exercise”  in  which  the  Holder  shall  be  entitled  to  receive  a  number  of  Warrant  Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)  =  the  VWAP  on  the  Trading  Day  immediately  preceding  the  date  on  which

Holder  elects  to  exercise  this  Warrant  by  means  of  a  “cashless  exercise,”  as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X)  =  the  number  of  Warrant  Shares  that  would  be  issuable  upon  exercise  of  this

Warrant  in  accordance  with  the  terms  of  this  Warrant  if  such  exercise  were by means of a cash exercise rather than a cashless exercise.

If  Warrant  Shares  are  issued  in  such  a  cashless  exercise,  the  parties  acknowledge and  agree  that  in  accordance  with  Section  3.00(a)(9)  of  the  Securities  Act,  the  Warrant

Shares  shall  take  on  the  characteristics  of  the  Warrants  being  exercised,  and  the  holding period  of  the  Warrants  being  exercised  may  be  tacked  on  to  the  holding  period  of  the

Warrant  Shares.  The  Company  agrees  not  to  take  any  position  contrary  to  this  Section

2.00(c).

“Trading  Day”  shall  mean  a  day  on  which  there  is  trading  or  quoting  for  any security on the Principal Market.

“VWAP”  means,  for  any  date,  the  price  determined  by  the  first  of  the  following clauses  that  applies:  (a)  if  the  Common  Stock  is  then  listed  or  quoted  on  a  Trading

Market,  the  daily  volume  weighted  average  price  of  the  Common  Stock  for  such  date  (or the  nearest  preceding  date)  on  the  Trading  Market  on  which  the  Common  Stock  is  then listed  or  quoted  as  reported  by  Bloomberg  L.P.  (based  on  a  Trading  Day  from  9:30  a.m.

(New  York  City  time)  to  4:02  p.m.  (New  York  City  time)),  (b)   if  OTCQB  or  OTCQX  is

not  a  Trading  Market,  the  volume  weighted  average  price  of  the Common  Stock  for  such date  (or  the  nearest  preceding  date)  on  OTCQB  or  OTCQX  as  appli cable,  (c)  if  the

Common  Stock  is  not  then  listed  or  quoted  for  trading  on  OTCQB  or  OTCQX  and  if prices  for  the  Common  Stock  are  then  reported  in  the  “Pink  Sheets”  published  by  OTC

Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other  cases,  the  fair  market  value  of  a  share  of  Common  Stock  as  determined  by  an independent appraiser selected in good faith by the Holders of a majority in interest of the

Securities  then  outstanding  and  reasonably  acceptable  to  the  Company,  the  fees  and expenses of which shall be paid by the Company.

Notwithstanding  anything  herein  to  the  contrary,  on  the  Termination  Date,  this

Warrant  shall  be  automatically  exercised  via  cashless  exercise  pursuant  to  this  Section

1.00(c).

d)

Mechanics of Exercise.

i.      Delivery  of  Warrant  Shares  Upon  Exercise.   Warrant  Shares

purchased  hereunder  shall  be  transmitted  by  the  Transfer  Agent  to  the

Holder by crediting the account of the Holder’s or its designee’s balance account  with  The  Depository  Trust  Company  through  its  Deposit  or

Withdrawal  at  Custodian  system  (“DWAC”)  if  the  Company  is  then  a participant in such system and either (A) there is an effective registration statement  permitting  the  issuance  of  the  Warrant  Shares  to  or  resale  of the  Warrant  Shares  by  the  Holder  or  (B)  the  Warrant  Shares  are  eligible for  resale  by  the  Holder  without  volume  or  manner-of-sale  limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate,

registered  in  the  Company’s  share  register  in  the  name  of  the  Holder  or its  designee,  for  the  number  of  Warrant  Shares  to  which  the  Holder  is entitled  pursuant  to  such  exercise  to  the  address  specified  by  the  Holder in  the  Notice  of  Exercise  by  the  date  that  is  five  (5)  Trading  Days  after the  delivery  to  the  Company  of  the  Notice  of  Exercise  (such  date,  the

“Warrant   Share   Delivery   Date  ”).

The   Warrant   Shares   shall   be

deemed   to   have   been   issued,   and   Holder   or   any   other   person   so

designated to be named therein shall be deemed to have become a holder of  record  of  such  shares  for  all  purposes,  as  of  the  date  the  Warrant  has been  exercised,  with  payment  to  the  Company  of  the  Exercise  Price  (or by  cashless  exercise,  if  permitted)  and  all  taxes  required  to  be  paid  by the  Holder,  if  any,  pursuant  to  Section  1.00(d)(vi)  prior  to  the  issuance of such shares, having been paid.

ii.

Delivery  of  New  Warrants  Upon  Exercise.   If  this  Warrant

shall  have  been  exercised  in  part,  the  Company  shall,  at  the  request  of  a

Holder  and upon  surrender  of  this Warrant,  at  the  time  of  delivery of the

Warrant  Shares,  deliver  to  the  Holder  a  new  Warrant  evidencing  the rights  of  the  Holder  to  purchase  the  unpurchased  Warrant  Shares  called for  by  this  Warrant,  which  new  Warrant  shall  in  all  other  respects  be identical with this Warrant.

iii.

Rescission   Rights.     If   the   Company   fails   to   cause   the

Transfer  Agent  to  transmit  to  the  Holder  the  Warrant  Shares  pursuant  to

Section  1.00(d)(i)  by  the  Warrant  Share  Delivery  Date,  then  the  Holder will have the right to rescind such exercise.

iv.

No Fractional Shares or Scrip.  No fractional shares or scrip representing  fractional  shares  shall  be  issued  upon  the  exercise  of  this

Warrant.     As   to   any   fraction   of   a   share   which   the   Holder   would

otherwise  be  entitled  to  purchase  upon  such  exercise,  the  Company shall,  at  its  election,  either  pay a  cash  adjustment  in  respect  of such final fraction  in  an  amount  equal  to  such  fraction  multiplied  by  the  Exercise

Price or round up to the next whole share.

v.

Charges,  Taxes  and  Expenses.   Issuance  of  Warrant  Shares

shall  be  made  without  charge  to  the  Holder  for  any  issue  or  transfer  tax or  other  incidental  expense  in  respect  of  the  issuance  of  Warrant  Shares,

all  of  which  taxes  and  expenses  shall  be  paid  by  the  Company,  and  such

Warrant  Shares  shall  be  issued  in  the  name  of  the  Holder  or  in  such name  or  names  as  may  be  directed  by  the  Holder;  provided,  however,

that  in  the  event  that  Warrant  Shares  are  to  be  issued  in  a  name  other than  the  name of the Holder, this Warrant when surrendered for  exercise shall  be  accompanied  by  the  Assignment  Form  attached  hereto  duly executed  by  the  Holder  and  the  Company  may  require,  as  a  condition thereto,  the  payment  of  a  sum  sufficient  to  reimburse  it  for  any  transfer

tax  incidental  thereto.   The  Company  shall  pay  all  Transfer  Agent  fees

required  for  same-day  processing  of  any  Notice  of  Exercise  and  all  fees

to   the   Depository   Trust   Company   (or   another   established   clearing

corporation    performing    similar    functions)    required    for    same-day

electronic delivery of the Warrant Shares.

vi.

Closing   of   Books.      The   Company   will   not   close   its

stockholder  books  or  records  in  any  manner  which  prevents  the  timely exercise of this Warrant, pursuant to the terms hereof.

e)

Holder’s  Exercise  Limitations.   The  Company  shall  not  effect  any

exercise  of  this  Warrant,  and  a  Holder  shall  not  have  the  right  to  exercise  any portion  of  this  Warrant,  pursuant  to  Section  2.00  or  otherwise,  to  the  extent  that after  giving  effect  to  such  issuance  after  exercise  as  set  forth  on  the  applicable

Notice  of  Exercise,  the  Holder  (together  with  the  Holder’s  Affiliates,  and  any other  Persons  acting  as  a  group  together  with  the  Holder  or  any  of  the  Holder’s

Affiliates),   would   beneficially   own   in   excess   of   the   Beneficial   Ownership

Limitation   (as   defined   below).    For   purposes   of   the   foregoing   sentence,   the

number  of  shares  of  Common  Stock  beneficially  owned  by  the  Holder  and  its

Affiliates  shall  include  the  number  of  shares  of  Common  Stock  issuable  upon exercise  of  this  Warrant  with  respect  to  which  such  determination  is  being  made,

but   shall   exclude   the   number   of   shares   of   Common   Stock   which   would   be

issuable  upon  (i)  exercise  of  the  remaining,  nonexercised  portion  of  this  Warrant beneficially  owned  by  the  Holder  or  any  of  its  Affiliates  and  (ii)  exercise  or conversion  of  the  unexercised  or  nonconverted  portion  of  any  other  securities  of

the   Company   (including,   without   limitation,   any   other

Common   Stock

Equivalents)  subject  to  a  limitation  on  conversion  or  exercise  analogous  to  the

limitation   contained   herein   beneficially   owned   by   the   Holder   or    any   of   its

Affiliates.   Except  as  set  forth  in  the  preceding  sentence,  for  purposes  of  this

Section   1.00(e),   beneficial   ownership   shall   be   calculated   in   accordance   with

Section  1.003(d)  of  the  Exchange  Act  and  the  rules  and  regulations  promulgated

thereunder,   it   being   acknowledged   by   the   Holder   that   the   Company   is   not

representing  to  the  Holder  that  such  calculation  is  in  compliance  with  Section

1.003(d)   of   the   Exchange   Act   and   the   Holder   is   solely   responsible   for   any

schedules  required  to  be  filed  in  accordance  therewith.     To  the  extent  that  the

limitation  contained  in  this  Section  1.00(e)  applies,  the  determination  of  whether this  Warrant  is  exercisable  (in  relation  to  other  securities  owned  by  the  Holder together  with  any  Affiliates)  and  of  which  portion  of  this  Warrant  is  exercisable shall  be  in  the  sole  discretion  of  the  Holder,  and  the  submission  of  a  Notice  of

Exercise   shall   be   deemed   to   be   the   Holder’s   determination   of   whether   this

Warrant   is   exercisable   (in   relation   to   other   securities   owned   by   the   Holder

together  with  any  Affiliates)  and  of  which  portion  of  this  Warrant  is  exercisable,

in  each  case  subject  to  the  Beneficial  Ownership  Limitation,  and  the  Company

shall  have  no  obligation  to  verify  or  confirm  the  accuracy  of  such  determination.

In addition, a determination as to any group status as contemplated above shall be determined  in  accordance  with  Section  1.003(d)  of  the  Exchange  Act  and  the

rules   and   regulations   promulgated   thereunder.     For   purposes   of   this   Section

1.00(e),  in  determining  the  number  of  outstanding  shares  of  Common  Stock,  a

Holder  may  rely  on  the  number  of  outstanding  shares  of  Common  Stock  as reflected  in  (A)  the  Company’s  most  recent  periodic  or  annual  report  filed  with the  Commission,  as  the  case  may  be,  (B)  a  more  recent  public  announcement  by the  Company  or  (C)  a  more  recent  written  notice  by  the  Company or  the  Transfer

Agent  setting  forth  the  number  of  shares  of  Common  Stock  outstanding.   Upon

the  written  or  oral  request  of  a  Holder,  the  Company  shall  within  two  Trading

Days   confirm   orally   and   in   writing   to   the   Holder   the   number   of   shares   of

Common  Stock  then  outstanding.   In  any  case,  the  number  of  outstanding  shares

of  Common  Stock  shall  be  determined  after  giving  effect  to  the  conversion  or exercise of securities of the Company, including this Warrant, by the Holder or its

Affiliates   since   the   date   as   of   which   such   number   of   outstanding   shares   of

Common  Stock  was  reported.   The  “Beneficial  Ownership  Limitation”  shall  be

9.99%  of  the  number  of  shares  of  the  Common  Stock  outstanding  immediately after  giving  effect  to  the  issuance  of  shares  of  Common  Stock  issuable  upon

exercise  of  this  Warrant.   The  Holder,  upon  notice  to  the  Company,  may  increase

or   decrease   the   Beneficial   Ownership   Limitation   provisions   of   this   Section

2.00(e),  provided  that  the  Beneficial  Ownership  Limitation  in  no  event  exceeds

9.99%  of  the  number  of  shares  of  the  Common  Stock  outstanding  immediately after  giving  effect  to  the  issuance  of  shares  of  Common  Stock  upon  exercise  of this  Warrant  held  by  the  Holder  and  the  provisions  of  this  Section  1.00(e)  shall

continue  to  apply.   Any  increase  in  the  Beneficial  Ownership  Limitation  will  not

be  effective  until  the  61st  day  after  such  notice  is  delivered  to  the  Company.   The

provisions  of  this  paragraph  shall  be  construed  and  implemented  in  a  manner otherwise than in strict conformity with the terms of this Section 1.00(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with

the   intended   Beneficial   Ownership   Limitation   herein   contained   or   to   make

changes  or  supplements  necessary  or  desirable  to  properly  give  effect  to  such limitation.  The  limitations  contained  in  this  paragraph  shall  apply  to  a  successor holder of this Warrant.

Section 2.00    Certain Adjustments.

a)

Stock   Dividends   and   Splits.   If   the   Company,   at   any   time   while   this

Warrant  is  outstanding:  (i)  pays  a  stock  dividend  or  otherwise  makes  a  distribution  or

distributions  on  shares  of  its  Common  Stock  or  any  other  equity   or  equity  equivalent

securities  payable  in  shares  of  Common  Stock  (which,  for  avoidance  of  doubt,  shall  not include  any  shares  of  Common  Stock  issued  by  the  Company  upon  exercise  of  this

Warrant),  (ii)  subdivides  outstanding  shares  of  Common  Stock  into  a  larger  number  of shares,  (iii)  combines  (including  by  way  of  reverse  stock  split)  outstanding  shares  of

Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of  the  Common  Stock  any  shares  of  capital  stock  of  the  Company,  then  in  each  case  the

Exercise  Price  shall  be  multiplied  by  a  fraction  of  which  the  numerator  shall  be  the number  of  shares  of  Common  Stock  (excluding  treasury  shares,  if  any)  outstanding immediately  before  such  event  and  of  which  the  denominator  shall  be  the  number  of shares  of  Common  Stock  outstanding  immediately  after  such  event,  and  the  number  of shares  issuable  upon  exercise  of  this  Warrant  shall  be  proportionately  adjusted  such  that

the  aggregate  Exercise  Price  of  this  Warrant  shall  remain  unchanged.   Any  adjustment

made pursuant to this Section 2.00(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution

and   shall   become   effective   immediately   after   the   effective   date    in   the   case   of   a

subdivision, combination or re-classification.

b)

Subsequent  Rights  Offerings.   In  addition  to  any  adjustments  pursuant  to

Section  2.00(a)  above,  if  at  any  time  the  Company  grants,  issues  or  sells  any  Common

Stock  Equivalents  or  rights  to  purchase  stock,  warrants,  securities  or  other  property  pro rata  to  the  record  holders  of  any  class  of  shares  of  Common  Stock  (the  “Purchase

Rights”),  then  the  Holder  will  be  entitled  to  acquire,  upon  the  terms  applicable  to  such

Purchase  Rights,  the  aggregate  Purchase  Rights  which  the  Holder  could  have  acquired  if the  Holder  had  held  the  number  of  shares  of  Common  Stock  acquirable  upon  complete exercise  of  this  Warrant  (without  regard  to  any  limitations  on  exercise  hereof,  including without  limitation,  the  Beneficial  Ownership  Limitation)  immediately  before  the  date  on which  a  record  is  taken  for  the  grant,  issuance  or  sale  of  such  Purchase  Rights,  or,  if  no such  record  is  taken,  the  date  as  of  which  the  record  holders  of  shares  of  Common  Stock are  to  be  determined  for  the  grant,  issue  or  sale  of  such  Purchase  Rights  (provided,

however,  to  the  extent  that  the  Holder’s  right  to  participate  in  any  such  Purchase  Right would  result  in  the  Holder  exceeding  the  Beneficial  Ownership  Limitation,  then  the

Holder  shall  not  be  entitled  to  participate  in  such  Purchase  Right  to  such  extent  (or beneficial  ownership  of  such  shares  of  Common  Stock  as  a  result of  such  Purchase  Right to  such  extent)  and  such  Purchase  Right  to  such  extent  shall  be  held  in  abeyance  for  the

Holder  until  such  time,  if  ever,  as  its  right  thereto  would  not    result  in  the  Holder

exceeding the Beneficial Ownership Limitation).

c)

Pro Rata Distributions.  During such time as this Warrant is outstanding, if the  Company  shall  declare  or  make  any  dividend  or  other  distribution  of  its  assets  (or rights  to  acquire  its  assets)  to  holders  of  shares  of  Common  Stock,  by  way  of  return  of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities,  property  or  options  by  way  of  a  dividend,  spin  off,  reclassification,  corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any  time  after  the  issuance  of  this  Warrant,  then,  in  each  such  case,  the  Holder  shall  be entitled  to  participate  in  such  Distribution  to  the  same  extent  that  the  Holder  would  have participated  therein  if  the  Holder  had  held  the  number  of  shares  of  Common  Stock acquirable  upon  complete  exercise  of  this  Warrant  (without  regard  to  any  limitations  on

exercise   hereof,   including   without   limitation,   the   Beneficial   Ownership   Limitation)

immediately  before  the  date  of  which  a  record  is  taken  for  such  Distribution,  or,  if  no such  record  is  taken,  the  date  as  of  which  the  record  holders  of  shares  of  Common  Stock are  to  be  determined  for  the  participation  in  such  Distribution  (provided,  however,  to  the extent  that  the  Holder's  right  to  participate  in  any  such  Distribution  would  result  in  the

Holder  exceeding  the  Beneficial  Ownership  Limitation,  then  the  Holder  shall  not  be entitled  to  participate  in  such  Distribution  to  such  extent  (or  in  the  beneficial  ownership of  any  shares  of  Common  Stock  as  a  result  of  such  Distribution  to  such  extent)  and  the portion  of  such  Distribution  shall  be  held  in  abeyance  for  the  benefit  of  the  Holder  until such  time,  if  ever,  as  its  right  thereto  would  not  result  in  the  Holder  exceeding  the

Beneficial Ownership Limitation).

d)

Fundamental    Transaction.    If,    at    any    time    while    this    Warrant    is

outstanding,  (i)  the  Company,  directly  or  indirectly,  in  one  or  more  related  transactions effects  any  merger  or  consolidation  of  the  Company  with  or  into  another  Person,  (ii)  the

Company,  directly  or  indirectly,  effects  any  sale,  lease,  license,  assignment,  transfer,

conveyance or other disposition of all or substantially all of its assets in one or a series of related  transactions,  (iii)  any,  direct  or  indirect,  purchase  offer,  tender  offer  or  exchange offer  (whether  by  the  Company  or  another  Person)  is  completed  pursuant  to  which holders  of  Common  Stock  are  permitted  to  sell,  tender  or  exchange  their  shares  for  other securities,  cash  or  property  and  has  been  accepted  by  the  holders  of  50%  or  more  of  the outstanding  Common  Stock,  (iv)  the  Company,  directly  or  indirectly,  in  one  or  more related  transactions  effects  any  reclassification,  reorganization  or  recapitalization  of  the

Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the

Company,  directly  or  indirectly, in one  or  more  related transactions  consummates  a stock or share purchase agreement or other business combination (including, without limitation,

a   reorganization,   recapitalization,   spin-off   or   scheme   of   arrangement)   with   another

Person  or  group  of  Persons  whereby  such  other  Person  or  group  acquires  more  than  50%

of  the  outstanding  shares  of  Common  Stock  (not  including  any  shares  of  Common  Stock held  by  the  other  Person  or  other  Persons  making  or  party  to,  or  associated  or  affiliated with  the  other  Persons  making  or  party  to,  such  stock  or  share purchase  agreement  or

other   business   combination)   (each   a   “Fundamental   Transaction”),   then,   upon   any

subsequent  exercise  of  this  Warrant,  the  Holder  shall  have  the  right  to  receive,  for  each

Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence  of  such  Fundamental  Transaction,  at  the  option  of  the  Holder  (without  regard to any limitation in Section 1.00(e) on the exercise of this Warrant), the number of shares of  Common  Stock  of  the  successor  or  acquiring  corporation  or  of  the  Company,  if  it  is

the    surviving    corporation,    and    any    additional    consideration    (the    “Alternate

Consideration”)  receivable  as  a  result  of  such  Fundamental  Transaction  by  a  holder  of

the   number   of   shares   of   Common   Stock   for   which   this   Warrant   is   exercisable

immediately  prior  to  such  Fundamental  Transaction  (without  regard  to  any  limitation  in

Section  1.00(e)  on  the  exercise  of  this  Warrant).   For  purposes  of  any  such  exercise,  the

determination  of  the  Exercise  Price  shall  be  appropriately  adjusted  to  apply  to  such

Alternate  Consideration  based  on  the  amount  of  Alternate  Consideration  issuable  in

respect   of   one   share   of   Common   Stock   in   such   Fundamental   Transaction,   and   the

Company  shall  apportion  the  Exercise  Price  among  the  Alternate  Consideration  in  a

reasonable   manner   reflecting   the   relative   value   of   any   different   components   of   the

Alternate  Consideration.    If  holders  of  Common  Stock  are  given  any  choice  as  to  the securities,  cash  or  property  to  be  received  in  a  Fundamental  Transaction,  then  the  Holder shall  be  given  the  same  choice  as  to  the  Alternate  Consideration  it  receives  upon  any

exercise  of  this  Warrant  following  such  Fundamental  Transaction.    Notwithstanding

anything  to  the  contrary,  in  the  event of  a  Fundamental  Transaction,  the  Company  or  any

Successor  Entity  (as  defined  below)  shall,  at  the  Holder’s  option,  exercisable  at  any  time

concurrently   with,   or   within   30   days   after,   the   consummation   of   the   Fundamental

Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash  equal  to  the  Black  Scholes  Value  of  the  remaining  unexercised  portion  of  this

Warrant  on  the  date  of  the  consummation  of  such  Fundamental  Transaction.    “Black

Scholes  Value”  means  the  value  of  this  Warrant  based  on  the  Black  and  Scholes  Option

Pricing  Model  obtained  from  the  “OV”  function  on  Bloomberg,  L.P.  (“Bloomberg”)

determined as of the day of consummation of the applicable Fundamental Transaction for pricing  purposes  and  reflecting  (A)  a  risk-free  interest  rate  corresponding  to  the  U.S.

Treasury  rate  for  a  period  equal  to  the  time  between  the  date  of  the  public  announcement of  the  applicable  Fundamental  Transaction  and  the  Termination  Date,  (B)  an  expected volatility  equal  to  the  greater  of  100%  and  the  100  day  volatility  obtained  from  the  HVT

function   on   Bloomberg   as   of   the   Trading   Day   immediately   following   the   public

announcement  of  the  applicable  Fundamental  Transaction,  (C)  the  underlying  price  per share  used  in  such  calculation  shall  be  the  sum  of  the  price  per  share  being  offered  in cash,  if  any,  plus  the  value  of  any  non-cash  consideration,  if  any,  being  offered  in  such

Fundamental  Transaction  and  (D)  a  remaining  option  time  equal  to  the  time  between  the date  of  the  public  announcement  of  the  applicable  Fundamental  Transaction  and  the

Termination  Date.    The  Company  shall  cause  any  successor  entity  in  a  Fundamental

Transaction  in  which  the  Company  is  not  the  survivor  (the  “Successor  Entity”)  to assume  in  writing  all  of  the  obligations  of  the  Company  under  this  Warrant  and  the  other

Transaction   Documents   in   accordance   with   the   provisions   of   this   Section   3.00(e)

pursuant  to  written  agreements  in  form  and  substance  reasonably  satisfactory  to  the

Holder   and   approved   by   the   Holder   (without   unreasonable   delay)   prior   to   such

Fundamental  Transaction  and  shall,  at  the  option  of  the  Holder,  deliver  to  the  Holder  in exchange  for  this  Warrant  a  security  of  the  Successor  Entity  evidenced  by  a  written

instrument   substantially   similar   in   form   and   substance   to   this   Warrant   which   is

exercisable  for  a  corresponding  number  of  shares  of  capital  stock  of  such  Successor

Entity  (or  its  parent  entity)  equivalent  to  the  shares  of  Common  Stock  acquirable  and

receivable   upon   exercise   of   this   Warrant   (without   regard   to   any   limitations   on   the

exercise  of  this  Warrant)  prior  to  such  Fundamental  Transaction,  and  with  an  exercise price  which  applies  the  exercise  price  hereunder  to  such  shares  of  capital  stock  (but taking  into  account  the  relative  value  of  the  shares  of  Common  Stock  pursuant  to  such

Fundamental  Transaction  and  the  value  of  such  shares  of  capital  stock,  such  number  of shares  of  capital  stock  and  such  exercise  price  being  for  the  purpose  of  protecting  the

economic   value   of   this   Warrant   immediately   prior   to   the   consummation   of   such

Fundamental  Transaction),  and  which  is  reasonably  satisfactory  in  form  and  substance  to the  Holder.  Upon  the  occurrence  of  any  such  Fundamental  Transaction,  the  Successor

Entity  shall  succeed  to,  and  be  substituted  for  (so  that  from  and  after  the  date  of  such

Fundamental   Transaction,   the   provisions   of   this   Warrant   and   the   other   Transaction

Documents  referring  to  the  “Company”  shall  refer  instead  to  the  Successor  Entity),  and

may   exercise   every   right   and   power   of   the   Company   and   shall   assume   all   of   the

obligations  of  the  Company  under  this  Warrant  and  the  other  Transaction  Documents with the same effect as if such Successor Entity had been named as the Company herein.

e)

Calculations.  All  calculations  under  this  Section  2.00  shall  be  made  to  the nearest  cent  or  the  nearest  1/100th  of  a  share,  as  the  case  may  be.  For  purposes  of  this

Section   2.00,   the   number   of   shares   of   Common   Stock   deemed   to   be   issued   and

outstanding as of a given date shall be the sum of the number of shares of Common Stock

(excluding treasury shares, if any) issued and outstanding.

f)

Notice to Holder.

i.      Adjustment  to  Exercise  Price.  Whenever  the  Exercise  Price  is

adjusted pursuant to any provision of this Section 2.00, the Company shall promptly  mail  to  the  Holder  a  notice  setting  forth  the  Exercise  Price  after such  adjustment  and  any  resulting  adjustment  to  the  number  of  Warrant

Shares  and  setting  forth  a  brief  statement  of  the  facts  requiring  such adjustment.

ii.      Notice  to  Allow  Exercise  by  Holder.  If  (A)  the  Company  shall declare  a  dividend  (or  any  other  distribution  in  whatever  form)  on  the

Common  Stock,  (B)  the  Company  shall  declare  a  special  nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall  authorize  the  granting  to  all  holders  of  the  Common  Stock  rights  or warrants  to  subscribe  for  or  purchase  any  shares  of  capital  stock  of  any

class   or   of   any   rights,   (D)   the   approval   of   any   stockholders   of   the

Company  shall  be  required  in  connection  with  any  reclassification  of  the

Common  Stock,  any  consolidation  or  merger  to  which  the  Company  is  a party,  any  sale  or  transfer  of  all  or  substantially  all  of  the  assets  of  the

Company, or any compulsory share exchange whereby the Common Stock is  converted  into  other  securities,  cash  or  property,  or  (E)  the  Company shall  authorize  the  voluntary  or  involuntary  dissolution,  liquidation  or winding up of the affairs of the Company, then, in each case, the Company shall  cause  to  be  mailed  to  the  Holder  at  its  last  address  as  it  shall  appear upon the  Warrant Register of the Company, at least 20 calendar days prior to  the  applicable  record  or  effective  date  hereinafter  specified,  a  notice stating (x) the date on which a record is to be taken for the purpose of such dividend,  distribution,  redemption,  rights  or  warrants,  or  if  a  record  is  not to  be  taken,  the  date  as  of  which  the  holders  of  the  Common  Stock  of record  to  be  entitled  to  such  dividend,  distributions,  redemption,  rights  or

warrants    are    to    be    determined    or    (y)    the    date    on    which    such

reclassification,  consolidation,  merger,  sale,  transfer  or  share  exchange  is expected  to  become  effective  or  close,  and  the  date  as  of  which  it  is expected  that  holders  of  the  Common  Stock  of  record  shall  be  entitled  to exchange  their  shares  of  the  Common  Stock  for  securities,  cash  or  other

property   deliverable   upon   such   reclassification,   consolidation,   merger,

sale,  transfer  or  share  exchange;  provided  that  the  failure  to  mail  such notice  or  any  defect  therein  or  in  the  mailing  thereof  shall  not  affect  the

validity  of  the  corporate  action  required  to  be  specified  in  such  notice.   To

the extent that any notice provided in this Warrant constitutes, or contains,

material,  non-public  information  regarding  the  Company  or  any  of  the

Subsidiaries,  the  Company  shall  simultaneously  file  such  notice  with  the

Commission  pursuant  to a  Current  Report  on  Form  8-K.   The  Holder  shall

remain  entitled  to  exercise  this  Warrant  during  the  period  commencing  on the  date  of  such  notice  to  the  effective  date  of  the  event  triggering  such notice  except as may otherwise be expressly set forth herein.

Section 3.00    Transfer of Warrant.

a)

Transferability.   Subject to compliance  with  any applicable  securities  laws

and   the   conditions   set   forth   in   Section   3.00(d)   hereof,   this   Warrant   and   all   rights

hereunder  are  transferable,  in  whole  or  in  part,  upon  surrender  of  this  Warrant  at  the

principal   office   of   the   Company   or   its   designated   agent,   togeth  er   with   a   written

assignment  of  this  Warrant  substantially in  the  form attached  hereto duly executed by the

Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon

the  making  of  such  transfer.   Upon  such  surrender  and,  if  required,  such  payment,  the

Company  shall  execute  and  deliver  a  new  Warrant  or  Warrants  in  the  name  of  the assignee  or  assignees,  as  applicable,  and  in  the  denomination  or  denominations  specified

in   such   instrument   of   assignment,   and   shall   issue   to   the   assignor   a   new   Warrant

evidencing  the  portion  of  this  Warrant  not  so  assigned,  and  this  Warrant  shall  promptly

be  cancelled.   Notwithstanding  anything  herein  to  the  contrary,  the  Holder  shall  not  be required  to  physically  surrender  this  Warrant  to  the  Company  unless  the  Holder  has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the

Company  within  three  (3)  Trading  Days  of  the  date  the  Holder  delivers  an  assignment

form  to  the  Company  assigning  this  Warrant  full.   The  Warrant,  if  properly  assigned  in

accordance  herewith,  may  be  exercised  by  a  new  holder  for  the  purchase  of  Warrant

Shares without having a new Warrant issued.

b)

New  Warrants.  This  Warrant  may  be  divided  or  combined  with  other

Warrants upon presentation hereof at the aforesaid office of the Company, together with a written  notice  specifying  the  names  and  denominations  in  which  new  Warrants  are  to  be

issued,  signed  by  the  Holder  or its  agent  or  attorney.   Subject  to  compliance  with Section

3.00(a),  as  to  any  transfer  which  may  be  involved  in  such  division  or  combination,  the

Company  shall  execute  and  deliver  a  new  Warrant  or  Warrants  in  exchange  for  the

Warrant  or  Warrants  to  be  divided  or  combined  in  accordance  with  such  notice.  All

Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be  identical  with  this  Warrant  except  as  to  the  number  of  Warrant  Shares  issuable pursuant thereto.

c)

Warrant  Register.  The  Company  shall  register  this  Warrant,  upon  records to  be  maintained  by  the  Company  for  that  purpose  (the  “Warrant  Register”),  in  the

name  of  the  record  Holder  hereof  from  time  to  time.   The  Company  may  deem  and  treat

the  registered  Holder  of  this  Warrant  as  the  absolute  owner  hereof  for  the  purpose  of  any exercise hereof or any distribution  to  the  Holder,  and  for  all other purposes, absent actual notice to the contrary.

d)

Transfer  Restrictions.  If,  at  the  time  of  the  surrender  of  this   Warrant  in

connection  with  any  transfer  of  this  Warrant,  the  transfer  of  this  Warrant  shall  not  be either  (i)  registered  pursuant  to  an  effective  registration  statement  under  the  Securities

Act  and  under  applicable  state  securities  or  blue  sky  laws  or  (ii)  eligible  for  resale without  volume  or  manner-of-sale  restrictions  or current  public  information  requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer,

that  the  Holder  or  transferee  of  this  Warrant,  as  the  case  may  be,  make  usual  and customary representations as to investment intent to the Company

e)

Representation  by  the  Holder.    The  Holder,  by  the  acceptance  hereof,

represents  and  warrants  that  it  is  acquiring  this  Warrant  and,  upon  any  exercise  hereof,

will  acquire  the  Warrant  Shares  issuable  upon  such  exercise,  for  its  own  account  and  not with  a  view  to  or  for  distributing  or  reselling  such  Warrant  Shares  or  any  part  thereof  in violation  of  the  Securities  Act  or  any  applicable  state  securities  law,  except  pursuant  to sales registered or exempted under the Securities ò䀄怅瀁ကM

Section 4.00    Miscellaneous.

a)

No  Rights  as  Stockholder  Until  Exercise.   This  Warrant  does  not  entitle

the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior  to the exercise  hereof  as  set  forth in  Section  1.00(d)(i), except  as  expressly  set  forth in Section 2.00.

b)

Loss,   Theft,   Destruction   or   Mutilation   of   Warrant.   The   Company

covenants  that  upon  receipt  by  the  Company  of  evidence  reasonably  satisfactory  to  it  of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the  Warrant  Shares,  and  in  case  of  loss,  theft  or  destruction,  of  indemnity  or  security reasonably  satisfactory  to  it  (which,  in  the  case  of  the  Warrant,  shall  not  include  the posting  of  any  bond),  and  upon  surrender  and  cancellation  of  such  Warrant  or  stock certificate,  if  mutilated,  the  Company  will  make  and  deliver  a  new  Warrant  or  stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)

Saturdays,  Sundays,  Holidays,  etc.    If  the  last  or  appointed  day  for  the

taking of any action or the expiration of any right required or granted herein shall not be a

Business  Day,  then,  such  action  may  be  taken  or  such  right  may  be  exercised  on  the  next succeeding Business Day.

d)

Authorized Shares.

The  Company  covenants  that,  during  the  period  the  Warrant  is outstanding,  it  will  reserve  from  its  authorized  and  unissued  Common  Stock  a sufficient  number  of  shares  to  provide  for  the  issuance  of  the  Warrant  Shares

upon  the  exercise  of  any  purchase  rights  under  this  Warrant.    The  Company

further  covenants  that  its  issuance  of this  Warrant  shall  constitute  full  authority to its officers who are charged with the duty of issuing the necessary Warrant Shares

upon  the  exercise  of  the  purchase  rights  under  this  Warrant.   The  Company  will

take  all  such  reasonable  action  as  may  be  necessary  to  assure  that  such  Warrant

Shares  may  be  issued  as  provided  herein  without  violation  of  any  applicable  law or  regulation,  or  of  any  requirements  of  the  Trading  Market  upon  which  the

Common  Stock  may  be  listed.   The  Company  covenants  that  all  Warrant  Shares

which  may  be  issued  upon  the  exercise  of  the  purchase  rights  represented  by  this

Warrant  will,  upon  exercise  of  the  purchase  rights  represented  by  this  Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized,

validly  issued,  fully  paid  and  nonassessable  and  free  from  all  taxes,  liens  and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except  and  to  the  extent  as  waived  or  consented  to  by  the  Holder,  the

Company  shall  not  by  any  action,  including,  without  limitation,  amending  its

certificate   of   incorporation   or   through   any   reorganization,   transfer   of   assets,

consolidation,   merger,   dissolution,   issue   or   sale   of   securities   or   any   other

voluntary  action,  avoid  or  seek  to  avoid  the  observance  or  performance  of  any  of the  terms  of  this  Warrant,  but  will  at  all  times  in  good  faith  assist  in  the  carrying out  of  all  such  terms  and  in  the  taking  of  all  such  actions  as  may  be  necessary  or appropriate  to  protect  the  rights  of  Holder  as  set  forth  in  this  Warrant  against

impairment.   Without  limiting  the  generality  of  the  foregoing,  the  Company  will

(i)  not  increase  the  par  value  of  any  Warrant  Shares  above  the  amount  payable therefor  upon  such  exercise  immediately  prior  to  such  increase  in  par  value,  (ii)

take all such action as may be necessary or appropriate in order that the Company may  validly  and  legally  issue  fully  paid  and  nonassessable  Warrant  Shares  upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all  such  authorizations,  exemptions  or  consents  from  any  public  regulatory  body

having  jurisdiction  thereof,  as   may  be,  necessary  to  enable  the  Company  to

perform its obligations under this Warrant.

Before  taking  any  action  which  would  result  in  an  adjustment  in  the number of Warrant Shares for which this Warrant is exercisable or in the Exercise

Price,  the  Company  shall  obtain  all  such  authorizations  or  exemptions  thereof,  or consents  thereto,  as  may  be  necessary  from  any  public  regulatory  body  or  bodies having jurisdiction thereof.

e)

Jurisdiction.    All    questions    concerning    the    construction,    validity,

enforcement and interpretation of this Warrant shall be determined in accordance with the laws  of  the  Commonwealth  of  Puerto  Rico  as  they  are  applied  to  contracts  executed,

delivered and to be wholly performed within the Commonwealth of Puerto Rico.

f)

Restrictions.   The  Holder  acknowledges  that  the  Warrant  Shares  acquired upon  the  exercise  of  this  Warrant,  if  not  registered  and  if  the  Holder  does  not  utilize

cashless   exercise,   will   have   restrictions   upon   resale   imposed   by   state   and   federal

securities laws.

g)

Nonwaiver  and  Expenses.   No  course  of  dealing  or  any  delay  or  failure  to

exercise  any  right  hereunder  on  the  part  of  Holder  shall  operate  as  a  waiver  of  such  right or  otherwise  prejudice  the  Holder’s  rights,  powers  or  remedies,  notwithstanding  the  fact

that  all  rights  hereunder  terminate  on  the  Termination  Date.   If  the  Company  willfully

and  knowingly  fails  to  comply  with  any  provision  of  this  Warrant,  which  results  in  any material  damages  to  the  Holder,  the  Company  shall  pay  to  the  Holder  such  amounts  as

shall   be   sufficient   to   cover   any   costs   and   expenses   including,   but   not   limited   to,

reasonable  attorneys’  fees,  including  those  of  appellate  proceedings,  incurred  by  the

Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)

Notices.   Any  notice,  request  or  other  document  required  or  permitted  to be  given  or  delivered  to  the  either  party  to  the  other  shall  be  delivered  in  by  recognized overnight courier, facsimile or email as follows:

If to the Investor:

Harbor Gates Capital, LLC

Caribe Plaza Office Building 6th Floor

Palmeras St. #53

San Juan, PR 00901

Email: admin@tangierscapital.com

If to the Company:      Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica, CA 90401

Email: paul@parallaxcare.com

i)

Limitation   of   Liability.     No   provision   hereof,   in   the   absence   of   any

affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no  enumeration  herein  of  the  rights  or  privileges  of  the  Holder,  shall  give  rise  to  any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the  Company,  whether  such  liability  is  asserted  by  the  Company  or  by  creditors  of  the

Company.

j)

Successors   and   Assigns.     Subject   to   applicable   securities   laws,    this

Warrant  and  the  rights  and  obligations  evidenced  hereby  shall  inure  to  the  benefit  of  and be  binding upon  the  successors and  permitted  assigns  of  the  Company  and  the  successors

and  permitted  assigns  of  Holder.   The  provisions  of  this  Warrant  are  intended  to  be  for the  benefit  of  any  Holder  from  time  to  time  of  this  Warrant  and  shall  be  enforceable  by the Holder or holder of Warrant Shares.

k)

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

l)

Severability.   Wherever  possible,  each  provision  of  this  Warrant  shall  be interpreted  in  such  manner  as  to  be  effective  and  valid  under  applicable  law,  but  if  any provision  of  this  Warrant  shall  be  prohibited  by  or  invalid  under  applicable  law,  such provision  shall  be  ineffective  to  the  extent  of  such  prohibition  or  invalidity,  without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m)

Headings.   The  headings  used  in  this  Warrant  are  for  the  convenience  of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

[Signature Page to Follow.]

IN  WITNESS  WHEREOF,  the  Company  has  caused  this  Warrant  to  be  executed by its officer thereunto duly authorized as of the date first above indicated.

PARALLAX HEALTH SCIENCES, INC.

By:__

______________

Name:     Paul R. Arena

Title:

Chief Executive Officer

NOTICE OF EXERCISE

TO:      PARALLAX HEALTH SCIENCES, INC.

(1)  The  undersigned  hereby  elects  to  purchase  ________  Warrant  Shares  of  the  Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ]  if  permitted  the  cancellation  of  such  number  of  Warrant  Shares  as  is  necessary,  in accordance  with  the  formula  set  forth  in  subSection  1.00(c),  to  exercise  this  Warrant with  respect  to  the  maximum  number  of  Warrant  Shares  purchasable  pursuant  to  the cashless exercise procedure set forth in subSection 1.00(c).

(3)  Please  issue  said  Warrant  Shares  in  the  name  of  the  undersigned  or  in  such  other  name  as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)     Accredited   Investor.     The   undersigned   is   an   “accredited   investor”   as   defined   in

Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ________________________________________________ô M

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ____________________________________________ô

=_______________________________

EXHIBIT B

ASSIGNMENT FORM

(To  assign  the  foregoing  Warrant,  execute  this  form  and  supply  required  information.   Do  not  use  this

form to purchase shares.)

    FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address: